UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2004

                           ELECTRONIC GAME CARD, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                      0-25853                  87-0570975
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


                          16th Floor, 666 Third Avenue
                            New York, New York 10017
               (Address of Principal Executive Offices) (ZIP Code)

     Registrant's telephone number, including area code: 011 44 207 451 2480

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

Electronic Game Card, Inc. announced the Final Closing, on February 20, 2004, of a private equity financing, commenced on December 11, 2003, through the sale of 6,833,750 shares of common stock, which raised in aggregate gross proceeds of $6,833,750. The Company issued a press release on February 23, 2004 announcing the closing of this private equity financing, a copy of which is attached as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable

(c) Exhibits. The following exhibits are filed with this report:



10.20 Form of Securities Purchase Agreement by and among Electronic Game Card, Inc. and certain purchasers, dated as of December 11, 2003

99.1     Press  Release,  dated February 23, 2004  of Electronic Game
         Card, Inc.


                         [Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ELECTRONIC GAME CARD, INC.


                           By:  /s/ John Bentley
                           ---------------------------------
                           John Bentley
                           Chief Executive Officer


Date: February 27, 2004

                                  EXHIBIT INDEX



Exhibit  Description
-------  -----------

10.20 Form of Securities Purchase Agreement by and among Electronic Game Card, Inc. and certain purchasers, dated as of December 11, 2003

99.1     Press Release, dated February 23, 2004, of Electronic Game Card, Inc.